                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Larson certify that:

1. I have  reviewed  this  annual  report on Form  10-KSB of  Eldorado  Artesian
Springs, Inc.

2.  Based on my  knowledge,  this  annual  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this annual  report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.  The  registrant's  other  certifying  officer  and  I  are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Acts Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material
     information   relating  to  the  registrant,   including  its  consolidated
     subsidiaries,  is  made  known  to  us by  others  within  those  entities, particularly  during  the  period  in which  this  annual  report  is being prepared;

     b) evaluated the effectiveness of the registrant's  disclosure controls and procedures  and presented in this annual report our  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

     c) disclosed in this report any change in the registrant's internal control over financial  reporting that occurred during the registrant's most recent fiscal  quarter (the  registrant's  fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

     a) all significant  deficiencies  and material  weaknesses in the design or
     operation  of  internal   controls  over  financial   reporting  which  are
     reasonably  likely to adversely affect the registrant's  ability to record, process, summarize and report financial data; and

     b) any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's internal controls over financial reporting.

     Date:  June 29, 2004                               /s/ Douglas Larson
                                                        Douglas Larson
                                                        Chief Executive Officer